Supplement Dated June 30, 2017 to your Prospectus Dated May 1, 2017

The Board of Directors of the Morgan Stanley Select Dimensions Investment Series (the “Trust”) have approved a Plan of Liquidation of the Morgan Stanley - Mid Cap Growth Portfolio (the “Portfolio”) and termination of the Trust. Effective as of the close of business on or about September 29, 2017 (the “Liquidation Date”), any Contract Value allocated to the Mid Cap Growth Portfolio Sub-Account will be transferred to the Invesco V.I. Government Money Market Fund Sub-Account. The Trust will be terminated as soon as reasonably practicable following the Liquidation Date.

Due to the liquidation of the Portfolio, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on or about September 27, 2017 (the “Closing Date”). You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on or about the Closing Date:

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DCA, Asset Rebalancing and/or InvestEase® Programs: If you are enrolled in a DCA, Asset Rebalancing and/or InvestEase® Program that includes the Portfolio you may provide us alternative instructions prior to the Closing Date. If you do not provide us alternative instructions prior to the Closing Date, we will automatically update your DCA, Asset Rebalancing and/or InvestEase® Program to replace the Portfolio with the Invesco V.I. Government Money Market Fund Sub-Account;

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Automatic Income Program: If you are enrolled in an Automatic Income Program that includes the Portfolio, your income payments will continue to come out of the Portfolio until the Portfolio liquidates on the Liquidation Date. Upon the Portfolio’s liquidation, all Contract Value in the Portfolio will be automatically transferred to the Invesco V.I. Government Money Market Fund Sub-Account and your Automatic Income Program will be automatically updated to replace the Portfolio with the Invesco V.I. Government Money Market Fund Sub-Account, unless you provide us alternative instructions prior to the Liquidation Date;

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Allocation Models (Pre-defined or custom (“self-select”)): If you are invested in an Allocation Model that includes the Portfolio, the model will be automatically updated on the Closing Date to replace the Portfolio with the Invesco V.I. Government Money Market Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or you would like to invest in a different model you may provide us new instructions at any time.

Upon completion of the termination and liquidation of the Portfolio, all references to the Portfolio in the prospectus are deleted.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

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